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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Primedex Health Systems, Inc. (the "Company") on Form 10-Q for the quarterly period ended April 30, 2006, as filed with the Securities and Exchange Commission on June 14, 2006 (the "Report"), I, Howard G. Berger, M.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

                                            /s/ Howard G. Berger, M.D.
                                           ------------------------------------

                                            Howard G. Berger, M.D.
                                            Chairman and Chief Executive Officer
                                            (Principle Executive Officer)
                                            June 14, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.